UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 27, 2016
__________________

CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
__________________

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On April 27, 2016, Customers Bancorp, Inc. (the "Company") filed a Statement with Respect to Shares (the "Statement") with the Department of State of the Commonwealth of Pennsylvania, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a new series of its preferred stock designated as the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E (the "Series E Preferred Stock").  The Statement was filed in connection with an Underwriting Agreement, dated April 21, 2016 (the "Underwriting Agreement"), with UBS Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein (collectively, the "Underwriters"), under which the Company agreed to sell to the Underwriters an aggregate of 2,300,000 shares of Series E Preferred Stock.

The Series E Preferred Stock ranks (i) senior to the Company's common stock and any class or series of the Company's capital stock that may be issued in the future that is not expressly stated to be on parity with or senior to the Series E Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company, (ii) on parity with the Company's Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C (the "Series C Preferred Stock") and Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D (the "Series D Preferred Stock") with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company, (iii) on parity with any class or series of the Company's capital stock that may be issued in the future that is expressly stated to be on parity with the Series E Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company and (iv) junior to any class or series of the Company's capital stock that may be issued in the future that is expressly stated to be senior to the Series E Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company.

Under the terms of the Series E Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire the Company's common stock or any other stock ranking junior to or on a parity with the Series E Preferred Stock, is subject to restrictions in the event that the Company has not declared and either paid or set aside a sum sufficient for payment of full dividends on the Series E Preferred Stock for the most recently completed dividend period.

The terms of the Series E Preferred Stock are more fully described in the Statement, which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2016, the Company filed the Statement with the Department of State of the Commonwealth of Pennsylvania, which became effective on April 28, 2016, amending the Company's Amended and Restated Articles of Incorporation by establishing the Company's Series E Preferred Stock, consisting of 2,300,000 authorized shares, $1.00 par value and $25.00 liquidation value per share.

Holders of the Series E Preferred Stock are entitled to receive when, as and if declared by the Company's Board of Directors or a duly authorized committee of the Board, non-cumulative cash dividends based on the liquidation preference at a per annum rate equal to (i) 6.45% from the original issue date of the shares of Series E Preferred Stock to, but excluding, June 15, 2021 and (ii) a floating rate per annum equal to three-month LIBOR on the related dividend determination date plus a spread of 5.14% per annum from and after June 15, 2021.  If declared by the Board of Directors or a duly authorized committee of the Board, dividends will be payable on the Series E Preferred Stock on the 15th day of March, June, September and December of each year, commencing on June 15, 2016.

The Series E Preferred Stock has a liquidation preference of $25.00 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. Liquidating distributions will be made on the Series E Preferred Stock only to the extent the Company's assets are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any security ranking senior to the Series E Preferred Stock, and pro rata with any other shares of the Company's capital stock ranking on a parity with the Series E Preferred Stock as to such distributions, including the Company's Series C Preferred Stock and Series D Preferred Stock.  After payment of the full amount of the liquidating distribution, holders of the Series E Preferred Stock are not entitled to any further participation in any distribution of the Company's assets.

The Series E Preferred Stock has no stated maturity date, is not subject to any mandatory redemption, sinking fund or other similar provisions and will remain outstanding unless redeemed at the Company's option.  The Company may redeem the Series E Preferred Stock at its option, at a redemption price equal to $25.00 per share, plus any declared and unpaid dividends (without regard to any undeclared dividends), (i) in whole or in part, from time to time, on any dividend payment date on or after June 15, 2021 or (ii) in whole but not in part, within 90 days following the occurrence of a "regulatory capital treatment event" (as described in the Statement).  Any redemption of the Series E Preferred Stock is subject to prior approval of the Board of Governors of the Federal Reserve System.  The Series E Preferred Stock has no preemptive or conversion rights.

The Series E Preferred Stock has no voting rights except with respect to (i) authorizing, increasing the authorized amount of, or issuing any capital stock ranking senior to the Series E Preferred Stock, (ii) authorizing adverse changes in the terms of the Series E Preferred Stock, (iii) in the case of certain dividend nonpayments, electing directors, (iv) certain other fundamental corporate events, and (v) as otherwise required under applicable law.

The terms of the Series E Preferred Stock are more fully described in the Statement, which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 8.01	Other Events

On April 28, 2016, the Company closed the public offering of 2,300,000 shares of its Series E Preferred Stock pursuant to the Underwriting Agreement. The shares of Series E Preferred Stock have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-209760) (the "Registration Statement"). The following documents are being filed with this Current Report on Form 8-K and incorporated by reference into the Registration Statement: (i) the Statement and (ii) the validity opinion with respect to the shares of Series E Preferred Stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Statement with Respect to Shares of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E.

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date:                          April 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Statement with Respect to Shares of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E.
5.1	Opinion of Stradley Ronon Stevens & Young, LLP.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).